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                                                                  EXHIBIT 10.9.3

                              BANKERS TRUST COMPANY
                               CUSTODIAN AGREEMENT
                                   US CUSTODY


        AGREEMENT dated as of DECEMBER 1, 2000 between BANKERS TRUST COMPANY (the "Custodian") and REDWOOD TRUST, INC. (the "Customer").

        1. Employment of Custodian. The Customer hereby employs the Custodian as custodian of all assets of the Customer which are delivered to and accepted by the Custodian (the "Property") pursuant to the terms and conditions set forth herein. For purposes of this Agreement, "delivery" of Property shall include the acquisition of a security entitlement (as that term is defined in the New York Uniform Commercial Code ("UCC)) with respect thereto. Without limitation, such Property shall include stocks and other equity interests of every type, evidences of indebtedness, other instruments representing same or rights or obligations to receive, purchase, deliver or sell same and other non-cash investment property of the Customer ("Securities") and cash from whatever source and in whatever currency ("Cash"), provided that the Custodian shall have the right, in its sole discretion, to refuse to accept as Property any property that the Custodian considers not to be appropriate or in proper form for deposit for any reason. The Custodian shall not be responsible for any property of the Customer held or received by the Customer or others and not delivered to and accepted by the Custodian or any of its Subcustodians (as that term is defined in Section 4 below) as hereinafter provided.

        2. Custody Account. The Custodian agrees to establish and maintain one or more custody accounts on its books in the name of the Customer (the "Account") for any and all Property consisting of Securities from time to time received and accepted by the Custodian or any of its Subcustodians for the account of the Customer. Any and all Property consisting of Cash from time to time received and accepted by the Custodian or any of its Subcustodians for the account of the Customer shall be credited to one or more demand deposit accounts or custody cash accounts of the Customer (the "Cash Account") on the books of the Custodian. The Customer acknowledges its responsibility as a principal for all of its obligations to the Custodian arising under or in connection with this Agreement, notwithstanding that it may be acting on behalf of other persons, and warrants its authority to deposit in the Account or Cash Account, as the case may be, any Property received therefor by the Custodian or its Subcustodian and to give, and authorize others to give, instructions relative thereto pursuant to the terms of this Agreement. The Customer further agrees that the Custodian shall not be subject to, nor shall its rights and obligations under this Agreement or with respect to the Account or the Cash Account, as the case may be, be affected by, any agreement between the Customer and any other person.

        The Custodian shall hold, keep safe and protect as custodian for the Account, on behalf of the Customer, all Property in the Account and the Cash Account and to the extent such Property constitutes financial assets for purposes of the New York UCC, shall maintain those financial assets as security entitlements in favor of the Customer. Subject to the provisions of the next paragraph relating to Securities issued outside of the United States and collections of income in a currency other than United States dollars, all transactions involving the Property shall be executed or settled solely in accordance with Instructions (as

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that term is defined in Section 8), except that until the Custodian receives
Instructions to the contrary, the Custodian will:

        (a) collect all interest and dividends and all other income and payments, whether paid in cash or in kind, on the Property, as the same become payable and credit the same to the Cash Account.

        (b) present for payment all Securities held in the Account which are called, redeemed or retired or otherwise become payable and all coupons and other income items which call for payment upon presentation to the extent that the Custodian is actually aware of such opportunities and credit the cash received to the Cash Account;

        (c) (i) exchange Securities where the exchange is purely ministerial (including, without limitation, the exchange of temporary securities for those in definitive form and the exchange of warrants, or other documents of entitlement to securities, for the Securities themselves); and (ii) when notification of a tender or exchange offer (other than ministerial exchanges described in (i) above) is received for the Account, endeavor to receive Instructions, provided that if such Instructions are not received in time for the Custodian to take timely action, no action shall be taken with respect thereto;

        (d) whenever notification of a rights entitlement or a fractional interest resulting from a rights issue, stock dividend or stock split is received for the Account and such rights entitlement or fractional interest bears an expiration date, if after endeavoring to obtain Instructions such Instructions are not received in time for the Custodian to take timely action, sell in the discretion of the Custodian (which sale the Customer hereby authorizes the Custodian to make) such rights entitlement or fractional interest and credit the Cash Account with the net proceeds of such sale:

        (e) execute in the Customer's name for the Account, whenever the Custodian deems it appropriate, such ownership and other certificates as may be required to obtain the payment of income from the Property; and

        (f) appoint brokers and agents for any of the ministerial transactions involving the Securities described in (a) - (e), including, without limitation, affiliates of the Custodian or any Subcustodian.

        Notwithstanding the foregoing and any Instructions received in connection therewith, with respect to Securities issued outside of the United States, the Custodian shall not assume any responsibility with respect to coupon payments, redemptions, exchanges, or similar matters affecting such Securities, and its duties hereunder shall be limited to the safekeeping of such Securities only. Collections of income in foreign currency are, to the extent possible, to be converted into United States dollars as soon as practicable, and in effecting such conversions the Custodian may use such methods or agencies as it may see fit, including the facilities of its own foreign division at customary rates.

        The Custodian shall deliver, subject to Section 7 below, any and all Property in the Account in accordance with Instructions and, in connection therewith, the Customer will accept delivery of Securities of the same class and amount in place of those contained in the Account.



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        3. Records, Ownership of Property and Statements. The ownership of the
Property, whether maintained directly by the Custodian or indirectly through a Subcustodian or a Securities System (as that term is defined in Section 4) in which the Custodian participates, shall be clearly recorded on the Custodian's books as belonging to the Account or the Cash Account and not for the Custodian's own interest. The Custodian shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions for the Account and the Cash Account. All accounts, books and records of the Custodian relating thereto shall be open, upon reasonable notice from the Customer to the Custodian, to inspection and audit at all reasonable times during normal business hours by any person designated by the Customer.

        Subject to the election of the Customer as hereinafter provided, the Custodian will supply to the Customer from time to time, as mutually agreed upon, a statement in respect to any Property in the Account or the Cash Account maintained by the Custodian or by a Subcustodian. In the absence of the filing in writing with the Custodian by the Customer of exceptions or objections to any such statement within sixty (60) days of the mailing thereof, the Customer shall be deemed to have approved such statement; and in such case or upon written approval of the Customer of any such statement, such statement shall be presumed to be correct for all purposes with respect to all information set forth therein. In addition, the Customer understands that it has the option to elect to participate in the Custodian's electronic on-line service and communication system which can provide the Customer, on a daily basis, with the ability to view on-line or to print on hard copy (the "Electronic On-Line System"): (i) all transactions involving the delivery in and out of the Account on a free or payment basis; (ii) payments of principal and interest or dividends; (iii) pending transactions and fails; and (iv) schedules of Securities in the Account plus the market values thereof. To the extent that the Electronic On-Line System shall include market values of Securities in the Account, the Customer hereby acknowledges that the Custodian now obtains and will in the future obtain information on such values from outside sources which the Custodian deems to be reliable, and confirms that the Custodian does not verify nor represent or warrant either the accuracy or the completeness of any such information furnished or transacted by or through the Electronic On-Line System, and the Custodian shall be without liability in selecting and using such sources and furnishing any information derived therefrom.

        4. Subcustodians, Securities Systems and Foreign Subcustodians.

        (a) The Customer authorizes and instructs the Custodian to maintain the Property in the Account directly in one of its U.S. branches or indirectly through custody accounts which have been established by the Custodian with the following other securities intermediaries:(a) another U.S. bank or trust company or branch thereof located in the U.S. (individually, a "Subcustodian"), or (b) a U.S. securities depository or clearing agency or system in which the Custodian or a Subcustodian participates (individually, a "Securities System"). The Custodian shall select in its sole discretion the entity or entities in the custody of which any of the Securities may be so maintained or with which any Cash may be so deposited. The Custodian may, at any time in its discretion, upon written notification to the Customer, terminate the employment of any Subcustodian or Securities System.

        (b) In the event that the Customer invests in a Security for which the principal trading market is a country other than the United States or which is to be acquired or presented for payment in a country other than the United States, the Custodian will use reasonable effort to appoint a subcustodian in the appropriate jurisdiction ("Foreign Subcustodian"). The Foreign Subcustodian may be a banking institution, securities depository or securities clearing system organized under the laws of a country other than the United States.



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        5. Holding of Securities, Nominees, etc. Securities in the Account which are maintained by the Custodian or any Subcustodian may be held directly by such entity in the name of the Customer or in bearer form or maintained, in the Custodian's or Subcustodian's own name, in the name of the Custodian's or Subcustodian's nominee. Securities which are maintained through a Subcustodian or are eligible for deposit in a Securities System as provided above may be maintained with the Subcustodian or the Securities System in an account for the Custodian's or Subcustodian's customers. The Custodian or Subcustodian, as the case may be, may combine certificates representing Securities held in the Account with certificates of the same issue held by it as fiduciary or as a custodian. In the event that any Securities in the name of the Custodian or its nominee or held by one of its Subcustodians and registered in the name of such Subcustodian or its nominee are called for partial redemption by the issuer of such Security, the Custodian may, subject to the rules or regulations pertaining to allocation of any securities depository in which such Securities have been deposited, allot, or cause to be allotted, the called portion to the respective beneficial holders of such class of security in any manner the Custodian deems to be fair and equitable. Securities maintained with a Securities System shall be maintained subject to the rules of that Securities System governing the rights and obligations among the Securities System and its participants.

        6. Proxies, etc. If the Custodian shall receive any proxies, notices, reports or other communications relative to any of the Securities in the Account, the Custodian shall as soon as practicable transmit to the Customer, or notify the Customer of the receipt of, such proxies, notices, reports or other communications. Neither the Custodian nor its nominees or agents shall vote upon or in respect of any of the Securities in the Account, execute any form of proxy to vote thereon, or give any consent or take any action (except as provided in Section 2) with respect thereto except upon the receipt of Instructions relative thereto.

        7. Settlement Procedures.

        (a) The proceeds from the sale or exchange of Securities will be credited and the cost of such Securities purchased or acquired will be debited to the Cash Account in accordance with the schedule specified in the Custodian's Policies and Standards Manual in effect from time to time. Upon the execution and delivery of this Agreement, the Customer acknowledges receipt of the Custodian's Policies and Standards Manual in effect on the date hereof. Notwithstanding the preceding sentence, settlement and payment for Securities received for the Account and delivery of Securities maintained for the Account may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering Securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such Securities from such purchaser or dealer. The Custodian shall not be liable for any loss which results from effecting transactions in accordance with the customary or established securities trading or securities processing practices and procedures in the applicable jurisdiction or market.


        (b) The Custodian shall not be required to comply with any Instructions to settle the purchase of any securities for the Account, unless there are sufficient immediately available funds in the Cash Account, provided that, if, after all expenses, debits and withdrawals ("Debits") applicable to the Cash Account have been made and if after all Conditional Credits, as defined below, applicable to the Cash Account have been made final entries as set forth in (d) below, the amount of immediately available funds in such Cash Account is at least equal to the aggregate purchase price of all securities for which the



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Custodian has received Instructions to settle on that date ("Settlement Date"), the Custodian, upon settlement, shall credit the Securities to the Account by making a final entry on its books and records.

        (c) Notwithstanding the foregoing, if after all Debits applicable to the Cash Account have been made, there remains outstanding any Conditional Credit applicable to the Cash Account or the amount of immediately available funds in such Cash Account are less than the aggregate purchase price of all securities for which the Custodian has received Instructions to settle on the Settlement Date, the Custodian, upon settlement, may provisionally credit the Securities to the Account by making a conditional entry on its books and records ("Conditional Credit"), pending receipt of sufficient immediately available funds in the Cash Account.

        (d) If, within a reasonable time after the posting of a Conditional Credit and after all Debits applicable to the Cash Account have been made, immediately available funds at least equal to the aggregate purchase price of all securities subject to a Conditional Credit on a Settlement Date are deposited into the Cash Account, the Custodian shall make the Conditional Credit a final entry on its books and records. In such case, the Customer shall be liable to the Custodian only for late charges at a rate mutually agreed upon in writing by the Custodian and the Customer.

        (e) If (i) within a reasonable time from the posting of a Conditional Credit, immediately available funds at least equal to the resultant Debit on a Settlement Date are not on deposit in the Cash Account, or (ii) any Proceeding shall occur, the Custodian may sell such of the Securities subject to the Conditional Credit as it selects in its sole discretion and shall apply the net proceeds of such sale to cover such Debit, including related late charges, and any remaining proceeds shall be credited to the Cash Account. If such proceeds are insufficient to satisfy such debt in full, the Customer shall continue to be liable to the Custodian for any shortfall. The Custodian shall make the Conditional Credit a final entry on its books as to the Securities not required to be sold to satisfy such Debit. Pending payment in full by the Customer of the purchase price for Securities subject to a Conditional Credit, and the Custodian's making a Conditional Credit a final entry on its books, and unless consented to by the Custodian, the Customer shall have no right to give further instructions in respect of Securities subject to a Conditional Credit. The Custodian shall have the sole discretion to determine which Securities shall be deemed to have been paid for by the Customer out of funds available in the Account. Any such Conditional Credit may be reversed (and any corresponding Debit shall be canceled) by the Custodian unless and until the Custodian makes a final entry on its books crediting such Securities to the Account. The term "Proceeding" shall mean any insolvency, bankruptcy, receivership, reorganization or similar proceeding relating to the Customer, whether voluntary or involuntary.

        (f) The Customer agrees that it will not use the Cash Account to facilitate the purchase of securities without sufficient funds in the Cash Account (which funds shall not include the proceeds of the sale of the purchased securities).

        8. Instructions. The term "Instructions" means instructions from the Customer in respect of any of the Custodian's duties hereunder which have been received by the Custodian at its address set forth in Section 13 below (i) in writing (including, without limitation, facsimile transmission) or by tested telex signed or given by such one or more person or persons as the Customer shall have from time to time authorized to give the particular class of Instructions in question and whose name and (if applicable) signature and office address have been filed with the Custodian; or (ii) which have been transmitted electronically through the Electronic On-Line System; or (iii) a telephonic or oral communication by one or more persons as the Customer shall have from time to time authorized to give



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the particular class of Instructions in question and whose name has been filed with the Custodian; or (iv) upon receipt of such other form of instructions as the Customer may from time to time authorize in writing and which the Custodian agrees to accept. Instructions in the form of oral communications shall be confirmed by the Customer by tested telex or writing in the manner set forth in clause (i) above, but the lack of such confirmation shall in no way affect any action taken by the Custodian in reliance upon such oral instructions prior to the Custodian's receipt of such confirmation.

        The Custodian shall have the right to assume in the absence of notice to the contrary from the Customer that any person whose name is on file with the Custodian pursuant to this Section has been authorized by the Customer to give the Instructions in question and that such authorization has not been revoked. The Custodian may act upon and conclusively rely on, without any liability to the Customer or any other person or entity for any losses resulting therefrom, any Instructions reasonably believed by it to be furnished by the proper person or persons as provided above.

        9. Standard of Care. The Custodian shall be responsible for the performance of only such duties as are set forth herein or contained in Instructions given to the Custodian which are not contrary to the provisions of this Agreement. The Custodian will use reasonable care with respect to the safekeeping of Securities in the Account and in carrying out its obligations under this Agreement. So long as and to the extent that it has exercised reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any Property or other property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon, and may conclusively rely on, without liability for any loss resulting therefrom, any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed or furnished by the proper party or parties, including, without limitation, Instructions, and shall be indemnified by the Customer for any losses, damages, costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Custodian and arising out of action taken or omitted with reasonable care by the Custodian hereunder or under any Instructions. The Custodian shall be liable to the Customer for any act or omission to act of any Subcustodian to the same extent as if the Custodian committed such act itself. With respect to a Securities System or a Foreign Subcustodian, the Custodian shall only be responsible or liable for losses arising from employment of such Securities System or Foreign Subcustodian caused by the Custodian's own failure to exercise reasonable care. In the event of any loss to the Customer by reason of the failure of the Custodian or its Subcustodian to utilize reasonable care, the Custodian shall be liable to the Customer to the extent of the Customer's actual damages at the time such loss was discovered without reference to any special conditions or circumstances. In no event shall the Custodian be liable for any consequential or special damages. The Custodian shall be entitled to rely, and may act, on advice of counsel (who may be counsel for the Customer) on all matters and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

        In the event the Customer subscribes to the Electronic On-Line System, the Customer shall be fully responsible for the security of the Customer's connecting terminal, access thereto and the proper and authorized use thereof and the initiation and application of continuing effective safeguards and the Customer agrees to defend, indemnify the Custodian and hold the Custodian harmless from and against any and all liabilities, losses, damages, costs, including attorneys' fees and every other expense of every nature incurred by the Custodian as a result of any improper or unauthorized use of such terminal by the Customer or by others on the Customer's premises.



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        All collections of funds or other property paid or distributed in respect of Securities in the Account, including funds involved in third-party foreign exchange transactions, shall be made at the risk of the Customer. Subject to the exercise of reasonable care, the Custodian shall have no liability for any loss occasioned by delay in the actual receipt of notice by the Custodian or by its Subcustodian of any payment, redemption or other transaction regarding Securities in the Account in respect of which the Custodian has agreed to take action as provided in Section 2 hereof. The Custodian shall not be liable for any loss resulting from, or caused by, acts of governmental authorities (whether de jure or de facto), including, without limitation, nationalization, expropriation, and the imposition of currency restrictions; acts of war, terrorism, insurrection or revolution; strikes or work stoppages; the inability of a local clearing and settlement system to settle transactions for reasons beyond the control of the Custodian; hurricane, cyclone, earthquake, volcanic eruption, nuclear fusion, fission or radioactivity or other acts of God.

        The Custodian shall have no liability in respect of any loss, damage or expense suffered by the Customer, insofar as such loss, damage or expense arises from the performance of the Custodian's duties hereunder by reason of the Custodian's reliance upon records that were maintained for the Customer by entities other than the Custodian prior to the Custodian's employment under this Agreement.

        The provisions of this Section shall survive termination of this Agreement.

        10. Investment Limitations and Legal or Contractual Restrictions or Regulations. The Custodian shall not be liable to the Customer and the Customer agrees to indemnify the Custodian and its nominees, for any loss, damage or expense suffered or incurred by the Custodian or its nominees arising out of any violation of any investment restriction or other restriction or limitation applicable to the Customer pursuant to any contract or any law or regulation. The provisions of this Section shall survive termination of this Agreement.

        11. Fees and Expenses. The Customer agrees to pay to the Custodian such compensation for its services pursuant to this Agreement, including if elected by the Customer the Electronic On-Line System, as may be mutually agreed upon in writing from time to time and the Custodian's out-of-pocket or incidental expenses in connection with the performance of this Agreement, including (but without limitation) legal fees. The initial fee schedule is set forth in Exhibit A attached hereto. Such fees will not be abated by, nor shall the Custodian be required to account for, any profits or commissions received by the Custodian in connection with its provision of custody services under this Agreement. The Customer hereby agrees to hold the Custodian harmless from any liability or loss resulting from any taxes or other governmental charges, and any expense related thereto, which may be imposed, or assessed with respect to any Property in the Account and the Cash Account and also agrees to hold the Custodian, its Subcustodians, and their respective nominees harmless from any liability as a record holder of Property in the Account and the Cash Account. The Custodian is authorized to charge the Cash Account and any other deposit account of the Customer with the Custodian for such items. The provisions of this Section shall survive the termination of this Agreement.

        12. Amendment, Modifications, etc. No provisions of this Agreement may be amended, modified or waived except in writing signed by the parties hereto. No waiver of any provision hereto shall be deemed a continuing waiver unless it is so designated. No failure or delay on the part of either party in exercising any power or right under this Agreement operates as a waiver, nor does any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.



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        13. Termination. This Agreement may be terminated by the Customer or the
Custodian by sixty (60) days' written notice to the other; provided that notice by the Customer shall specify the names of the persons to whom the Custodian shall deliver the Securities in the Account and to whom the Cash in the Cash Account shall be paid. If notice of termination is given by the Custodian, the Customer shall, within sixty (60) days following the giving of such notice, deliver to the Custodian a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in the Account and to whom the Cash in the Cash Account shall be paid. In either case, the Custodian will deliver such Securities and pay such Cash to the persons so specified, after payment of any amounts which the Custodian determines to be owed to it under Sections 2 and 11. In addition, the Custodian may in its discretion withhold from such delivery such Cash and Securities as may be necessary to settle transactions pending at the time of such delivery. If within sixty (60) days following the giving of a notice of termination by the Custodian, the Custodian does not receive from the Customer a written notice specifying the names of the persons to whom the Custodian shall deliver the Securities in the Account and to whom the Cash in the Cash Account shall be paid, the Custodian, at its election, may deliver such Securities and pay such Cash to a bank or trust company doing business in the State of New York to be held and disposed of pursuant to the provisions of this Agreement, or may continue to hold such Securities and Cash until a written notice as aforesaid is delivered to the Custodian, provided that the Custodian's obligations shall be limited to safekeeping.

        14. Notices. Except as otherwise provided in this Agreement, all requests, demands or other communications between the parties or notices in connection herewith (a) shall be in writing, hand delivered or sent by registered mail, telex or facsimile addressed to such other address as shall have been furnished by the receiving party pursuant to the provisions hereof and
(b) shall be deemed effective when received, or, in the case of a telex, when sent to the proper number and acknowledged by a proper answerback.

        15. Security for Payment. To secure payment of all fees and expenses payable to Custodian hereunder, including but not limited to amounts payable pursuant to the indemnification provisions, the Customer hereby grants to Custodian a continuing security interest in and right of setoff against the Account, the Cash Account and all Property held therein from time to time in the full amount of such obligations. Should the Customer fail to pay promptly any amounts owed hereunder, Custodian shall be entitled to use available Cash in the Cash Account, and to dispose of Securities in the Account as is necessary. In any such case and without limiting the foregoing, the Custodian shall be entitled to take such other action(s) or exercise such other options, powers and rights as the Custodian now or hereafter has as a secured creditor under the New York UCC or any other applicable law.

        16. Governing Law and Successors and Assigns. This Agreement shall be governed by the law of the State of New York and shall not be assignable by either party, but shall bind the successors in interest of the Customer and the Custodian.

        17. Publicity. Customer shall furnish to Custodian at its office referred to in Section 14 above, prior to any distribution thereof, copies of any material prepared for distribution to any persons who are not parties hereto that refer in any way to Custodian. Customer shall not distribute or permit the distribution of such materials if Custodian reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof. The provisions of this Section shall survive the termination of this Agreement.



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        18. Submission to Jurisdiction. To the extent, if any, to which the
Customer or any of its respective properties may be deemed to have or hereafter to acquire immunity, on the ground of sovereignty or otherwise, from any judicial process or proceeding to enforce this Agreement or to collect amounts due hereunder (including, without limitation, attachment proceedings prior to judgment or in aid of execution) in any jurisdiction, the Customer hereby waives such immunity and agrees not to claim the same. Any suit, action or proceeding arising out of this Agreement may be instituted in any State or Federal court sitting in the City of New York, State of New York, United States of America, and the Customer irrevocably submits to the non-exclusive jurisdiction of any such court in any such suit, action or proceeding and waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that such suit, action or proceeding was brought in an inconvenient forum. The Customer further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by certified air mail, postage prepaid, to the Customer at its address on the signature page here of or in any other manner permitted by law, such service to become effective upon the earlier of (i) the date fifteen (15) days after such mailing or (ii) any earlier date permitted by applicable law. Both parties agree to waive all rights to a jury trial.

        19. Confidentiality. The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required or requested to be disclosed by any bank or other regulatory examiner of the Custodian, Customer, or any Subcustodian, any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation. The provisions of this Section shall survive the termination of this Agreement.

        20. Severability. If any provision of this Agreement is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other provision of this Agreement.

        21. Entire Agreement. This Agreement together with any exhibits attached hereto, contains the entire agreement between the parties relating to the subject matter hereof and supersedes any oral statements and prior writings with respect thereto.

        22. Headings. The headings of the paragraphs hereof are included for convenience of reference only and do not form a part of this Agreement.

        23. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties hereto.

        24. Signature Authorization. The Customer Signatories appearing below are duly authorized officers or agents of the Customer. The Customer will deliver to the Custodian a duly executed Secretary's Certificate in the form of Exhibit B hereto, or such other evidence of such authorization as the Custodian may reasonably require, whether by way of a certified resolution or otherwise.



                                                                            Pg 9

        IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized signatories to execute this Agreement as of the date first written above.


                                       REDWOOD TRUST, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       BANKERS TRUST COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------



                                                                           Pg 10